UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 29, 2013 (November 25, 2013)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive

offices, including zip code)

(201) 307-2000

(201) 307-2000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 25, 2013 (the “Closing Date”), The Hertz Corporation (the “Company” or “Hertz”), a wholly owned subsidiary of Hertz Global Holdings, Inc. (“Hertz Holdings”), successfully completed the establishment of a new rental car securitization platform designed to facilitate its financing activities relating to the vehicle fleet used by the Company in the U.S. daily car rental operations of its Hertz, Dollar, Thrifty and Firefly brands.  In connection with the establishment of the platform, Hertz Vehicle Financing II LLP (“HVF II”), a special purpose, bankruptcy remote Delaware limited partnership, wholly owned by the Company, completed the closing of two new variable funding note facilities referred to as the Series 2013-A Variable Funding Rental Car Asset Backed Notes (the “Series 2013-A Notes”) and the Series 2013-B Variable Funding Rental Car Asset Backed Notes (the “Series 2013-B Notes”).  The aggregate maximum principal amount across both series of notes is $3.175 billion and both series are available to HVF II on a revolving basis.  The expected final maturity of the Series 2013-A Notes and Series 2013-B Notes is November 25, 2015 and the legal final maturity date of the Series 2013-A Notes and Series 2013-B Notes is November 25, 2016.

The Company is the limited partner of HVF II and HVF II GP Corp. is the general partner of HVF II.  HVF II GP Corp. is a special purpose, bankruptcy remote Delaware corporation and is wholly owned by the Company.

A copy of the press release announcing the issuance of the Series 2013-A Notes and Series 2013-B Notes is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Series 2013-A Notes and Series 2013-B Notes

On the Closing Date, HVF II entered into a base indenture (the “HVF II Base Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), pursuant to which HVF II from time to time, subject to certain conditions, may issue one or more series of notes secured by segregated pools of collateral (each such segregated pool referred to as a group) pledged to support only such series.  On the Closing Date, HVF II created two such segregated pools of collateral referred to as Group I and Group II pursuant to a Group I supplement to the HVF II Base Indenture (the “Group I Supplement”) and a Group II supplement to the HVF II Base Indenture (the “Group II Supplement”), respectively, and the series of notes to be secured by such pools, the Group I Notes and the Group II Notes, respectively.

HVF II was formed for the primary purpose of issuing indebtedness and using the proceeds thereof to purchase and make advances under certain variable funding notes issued by Hertz Vehicle Financing LLC (“HVF”) and Rental Car Finance Corp. (“RCFC”), each wholly owned subsidiaries of the Company, and other leasing companies from time to time.  HVF II will fund draws by HVF using the proceeds of the Group I Notes (initially consisting of the Series 2013-A Notes).   Additionally, HVF II may from time to time increase and decrease the Series 2013-A Notes or issue one or more additional series of Group I Notes pursuant to the Group I Supplement and additional Group I series supplements entered into from time to time.  To secure its payment obligations under the Group I Notes, HVF II has pledged certain collateral to the Trustee for the benefit of the holders of the Group I Notes.  Such collateral includes rights to a pool of vehicles currently owned by HVF.

Likewise, HVF II will fund draws by RCFC by using the proceeds of the Group II Notes (consisting solely of the Series 2013-B Notes).  Additionally, HVF II may from time to time increase and decrease the Series 2013-B Notes.  To secure its payment obligations under the Group II Notes, HVF II has pledged certain collateral to the Trustee for the benefit of the holders of the Group II Notes.  Such collateral includes rights to a pool of vehicles currently owned by RCFC.

Commitment Toggle

The initial aggregate maximum principal amount of the Series 2013-A Notes is $2.575 billion, approximately $2.2 billion of which was funded as of November 25, 2013.  The initial aggregate maximum principal amount of the Series 2013-B Notes is $600 million, approximately $468 million of which was funded as of November 25, 2013.  The Series 2013-A Notes allow for approximately $900 million of aggregate maximum principal amount of such notes to be transitioned to the Series 2013-B Notes and the Series 2013-B Notes allow for all of the aggregate maximum principal amount of such notes to be transitioned to the Series 2013-A Notes.

Interest

The Series 2013-A Notes and Series 2013-B Notes are expected to bear interest at variable rates based upon the sum of the weighted average of the commercial paper rates paid by the bank conduits advancing funds to HVF II and one-month LIBOR with respect to non-commercial paper fundings.

Covenants

HVF II is subject to numerous restrictive covenants under the HVF II Base Indenture and related agreements, including restrictive covenants with respect to liens, indebtedness, benefit plans, mergers, disposition of assets, acquisition of assets, dividends, officers, compensation, investments, agreements, the types of business it may conduct and other customary covenants for a bankruptcy-remote special purpose entity.

Events of Default and Amortization Events

The Series 2013-A Notes and Series 2013-B Notes are subject to events of default and amortization events that are customary in nature for U.S. rental car asset-backed securitizations of this type, including non-payment of principal or interest, violation of covenants, material inaccuracy of representations or warranties, failure to maintain certain enhancement levels, failure to maintain an interest rate hedge and insolvency or certain bankruptcy events. The occurrence of an amortization event or event of default could result in the rapid amortization of the Series 2013-A Notes and/or Series 2013-B Notes and in certain instances the liquidation of vehicles in the U.S. car rental fleet.

Purchasers

Pursuant to the Series 2013-A Supplement, HVF II sold the Series 2013-A Notes to Bank of America, N.A., Deutsche Bank AG, New York Branch, Saratoga Funding Corp., LLC (an affiliate of Deutsche Bank AG, New York Branch), Credit Agricole Corporate and Investment Bank, Atlantic Asset Securitization LLC (an affiliate of Credit Agricole Corporate and Investment Bank), Barclays Bank PLC, The Bank of Nova Scotia, Liberty Street Funding LLC (an affiliate of The Bank of Nova Scotia), Royal Bank of Canada, Thunder Bay Funding, LLC (an affiliate of Royal Bank of Canada), Versailles Assets LLC (an affiliate of Natixis New York Branch), The Royal Bank of Scotland PLC, Bank of Montreal, Fairway Finance Company, LLC (an affiliate of Bank of Montreal), SunTrust Bank, BNP Paribas, New York Branch, Starbird Funding Corporation (an affiliate of BNP Paribas, New York Branch), Goldman Sachs Bank USA and Gresham Receivables (No. 29) Ltd. (an affiliate of Lloyds Bank PLC).

Pursuant to the Series 2013-B Supplement, HVF II sold the Series 2013-B Notes to Bank of America, N.A., Deutsche Bank AG, New York Branch, Saratoga Funding Corp., LLC (an affiliate of Deutsche Bank AG, New York Branch), Credit Agricole Corporate and Investment Bank, Atlantic Asset Securitization LLC (an affiliate of Credit Agricole Corporate and Investment Bank), Barclays Bank PLC, The Bank of Nova Scotia, Liberty Street Funding LLC (an affiliate of The Bank of Nova Scotia), Royal Bank of Canada, Thunder Bay Funding, LLC (an affiliate of Royal Bank of Canada), Versailles Assets LLC (an affiliate of Natixis New York Branch), The Royal Bank of Scotland PLC, Bank of Montreal, Fairway Finance Company, LLC (an affiliate of Bank of Montreal), SunTrust Bank, BNP Paribas, New York Branch, Starbird Funding Corporation (an affiliate of BNP Paribas, New York Branch), Goldman Sachs Bank USA and Gresham Receivables (No. 29) Ltd. (an affiliate of Lloyds Bank PLC).

Certain of the purchasers of the Series 2013-A Notes and Series 2013-B Notes, the administrative agent and the Trustee, and their respective affiliates, have performed and may in the future perform various investment banking, commercial banking, and other financial advisory services for Hertz Holdings, the Company and their subsidiaries for which they have received and will receive customary fees and expenses, and such parties are also participants in other credit facilities of the Company and its subsidiaries.

Use of Proceeds

The net proceeds from the sale of the HVF II Series 2013-A Notes were used to refinance almost all of the outstanding Series 2009-1 Variable Funding Rental Car Asset Backed Notes (the “HVF Series 2009-1 Notes”) previously issued by HVF, the issuer of Hertz-sponsored rental car asset-backed securities, the collateral for which consisted primarily of a substantial portion of the rental car fleet used in Hertz’s and certain of its subsidiaries’ domestic car rental operations.  As of the Closing Date, $150 million of the aggregate maximum principal amount of the HVF Series 2009-1 Notes remained outstanding.  The net proceeds from the sale of the HVF II Series 2013-B Notes were used to refinance the Series 2010-3 Variable Funding Rental Car Asset Backed Notes (the “RCFC Series 2010-3 Notes”) previously issued by RCFC, the collateral for which consisted primarily of a substantial portion of the rental car fleet used in Dollar Thrifty’s and certain of its affiliates’ domestic car rental operations.

Amendment and Restatement of U.S. Fleet Debt Program Documents

In connection with establishing the HVF II platform, on the Closing Date HVF and RCFC entered into amendments and/or amendments and restatements, each dated as of such date, of many of the agreements relating to the U.S. asset-backed fleet debt, including:

•                  the Fourth Amended and Restated Base Indenture (the “New Base Indenture”), dated as of November 25, 2013, by and between HVF and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “HVF Trustee”);

•                  the Fourth Amended and Restated Collateral Agency Agreement, dated as of November 25, 2013 (the “Collateral Agency Agreement”), by and among HVF, as a grantor, Hertz, as a grantor and as collateral servicer (in such capacity, the “Collateral Servicer”), DTG Operations, Inc. (“DTG Operations”), as a grantor, Hertz General Interest LLC (“HGI”), as a grantor, and The Bank of New York Mellon Trust Company, N.A., as the collateral agent (in such capacity, the “Collateral Agent”) and any additional financing sources, beneficiaries or grantors party thereto from time to time;

•                  the Third Amended and Restated Vehicle Title Nominee Agreement, dated as of November 25, 2013, by and among HVF, as a nominating party, Hertz, as a nominating party and as the nominee-servicer, HGI, as a nominating party, Hertz Vehicles LLC (the “Nominee”), the Collateral Agent and the new nominating parties party thereto from time to time;

•                  the Third Amended and Restated Master Exchange Agreement, dated as of November 25, 2013,  by and among Hertz, HVF, HGI, Hertz Car Exchange Inc. (the “QI”) and DB Services Americas, Inc.;

•                  the Third Amended and Restated Escrow Agreement, dated as of November 25, 2013, by and among Hertz, HGI, HVF, the QI and Deutsche Bank Trust Company Americas;

•                  the Financing Source and Beneficiary Supplement to the Fourth Amended and Restated Collateral Agency Agreement, dated as of November 25, 2013 , by and among the Collateral Servicer, HVF, HGI, DTG Operations, Hertz, the Collateral Agent and the HVF Trustee;

•                  Amendment No. 2, dated as of November 25, 2013, to the Third Amended and Restated Master Motor Vehicle Operating Lease and Servicing Agreement, dated as of September 18, 2009 (as amended by Amendment No. 1 thereto, dated as of December 21, 2010), by and between HVF, as lessor, and Hertz, as servicer and lessee;

•                  the Third Amended and Restated Limited Liability Company Agreement of the Nominee, dated as of November 25, 2013;

•                  the Second Amended and Restated Limited Liability Company Agreement of HGI, dated as of November 25, 2013;

•                  the Third Amended and Restated Limited Liability Company Agreement of HVF, dated as of November 25, 2013;

•                  the Second Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group VII), dated as of November 25, 2013, by and among RCFC, as lessor, DTG Operations, as lessee and servicer, Dollar Thrifty Automotive Group, Inc. (“DTAG”), as master servicer (in such capacity, the “Master Servicer”), and Hertz, as lessee and guarantor;

•                  Amendment No. 2, dated as of November 25, 2013, to the Second Amended and Restated Series 2009-1 Supplement, dated as of October 25, 2012, as amended by Amendment No. 1 thereto, dated as of August 26, 2013, by and between HVF and the HVF Trustee, to the New Base Indenture;

•                  Amendment No. 1, dated as of November 25, 2013, to the Amended and Restated Series 2009-2 Supplement, dated as of June 18, 2010, by and between HVF and the HVF Trustee, to the New Base Indenture;

•                  Amendment No. 1, dated as of November 25, 2013, to the Series 2010-1 Supplement, dated as of July 22, 2010, by and between HVF and the HVF Trustee, to the New Base Indenture;

•                  Amendment No. 2, dated as of November 25, 2013, to the Series 2011-1 Supplement, dated as of June 16, 2011, as amended by Amendment No. 1 thereto, dated as of March 8, 2013, by and between HVF and the HVF Trustee, to the New Base Indenture;

•                  Amendment No. 1, dated as of November 25, 2013, to the Series 2013-1 Supplement, dated as of January 23, 2013, by and between HVF and the HVF Trustee, to the New Base Indenture;

•                  the HVF Series 2009-1 Consent and Amendment No. 2, dated as of November 25, 2013, to the Second Amended and Restated Series 2009-1 Note Purchase Agreement, dated as of  October 25, 2012, among HVF, Hertz, the conduit investors, the committed note purchasers, the funding agents and the administrative agent thereunder;

•                  the Third Amended and Restated Series 2010-3 Supplement, dated as of November 25, 2013 (the “Series 2010-3 Supplement”), by and among RCFC, Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “RCFC Trustee”), and HVF II, as the Series 2010-3 Noteholder, to the Amended and Restated Base Indenture, dated as of February 14, 2007 (the “RCFC Base Indenture”), by and between RCFC and the RCFC Trustee;

•                  Amendment No. 1, dated as of November 25, 2013, to the Collateral Assignment of Exchange Agreement (the “CAEA Amendment”), dated as of October 28, 2010 (the “CAEA”), by and among RCFC, DTG Operations and Deutsche Bank Trust Company Americas (the “RCFC Collateral Agent”); and

•                  the Amended and Restated Series 2010-3 Financing Source and Beneficiary Supplement, dated as of November 25, 2013 (the “Series 2010-3 Financing Source and Beneficiary Supplement”), by and among RCFC, the Master Servicer, DTG Operations, the RCFC Trustee, the Trustee and the RCFC Collateral Agent.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description
99.1	Press Release of Hertz Holdings, dated November 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ David J. Rosenberg
Name:	David J. Rosenberg
Title:	Interim Chief Financial Officer

Date: November 29, 2013